MARSHALL GOVERNMENT INCOME FUND
(A portfolio of the Marshall Funds, Inc.)
Supplement to Class A Shares Prospectus and Class Y Shares Prospectus dated October 31, 2000
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Under the  section  entitled  "Marshall  Funds,  Inc.  Information  -  Portfolio
Managers", please delete the biography of Joseph M. Cullen in its entirety and replace with the following:

Effective June 1, 2001, the GOVERNMENT INCOME FUND will be managed by Jason D. Weiner. Mr. Weiner joined M&I Investment Management Corp. in 1993. Since 1994, he has been a portfolio analyst on the Short-Term Income Fund and the
Intermediate Bond Fund as well as a portfolio analyst for short-term and intermediate advisory portfolios for institutional clients. Mr. Weiner, who is a Chartered Financial Analyst, received his B.S. degree in Finance and International Business from Marquette University.




                                                                   June 21, 2001















Marshall Funds Investor Services
P.O. Box 1348
Milwaukee, WI 53201-1348
1-800-580-FUND (3863) (Class A)
414-287-8555 or 800-236-FUND (3863) (Class Y)
Internet address: http://www.marshallfunds.com
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TDD: Speech and Hearing Impaired Services
1-800-209-3520

Cusip 572353720
Cusip 572353605

26577 (6/01)
519043